                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 6, 2001
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

  Delaware                        0-17288            75-2193593
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  (State or Other Jurisdiction    (Commission        (IRS Employer
  of Incorporation)               File Number)       Identification No.)

              5847 San Felipe, Suite 900, Houston, TX              77057
              ------------------------------------------------------------------
              (Address of Principal Executive Offices)           (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On June 6, 2001,  Tidel  Technologies,  Inc. issued a press release, set forth as Exhibit 99.1 to this Current Report,  announcing  recent  financing and other developments.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)    Exhibits
                   --------

                   Exhibit No.         Exhibits
                   -----------         --------

                   99.1                Press Release of Tidel Technologies, Inc.
                                       dated June 6, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TIDEL TECHNOLOGIES, INC.

Dated: June 6, 2001                               By:  /s/ Leonard Carr
                                                       -----------------
                                                  Name: Leonard Carr
                                                  Title: Senior Vice President